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THE PARK AVENUE PORTFOLIO
Supplement dated July 9, 2004 to the Prospectus dated May 1, 2004

The first full paragraph on pp. 82-83 under the heading "Class B Shares" is replaced by the following:

"The sales charge on Class B shares is deferred until you sell your shares, and it decreases with length of ownership, until it declines to zero after six years. On the eighth anniversary of your purchase, your Class B shares will automatically be converted into Class A shares, which have lower operating costs. For long-term investors, the maximum recommended purchase amount for Class B shares is $100,000. Because the initial sales charge for Class A shares decreases as the purchase amount increases, and because of the higher expenses attributable to Class B shares, it is generally more cost effective for you to buy Class A shares if you are making a purchase for more than $100,000 and intend to hold your shares for 3 years or longer. Please see page 81 of this prospectus for information regarding eligibility for reduced sales charges on purchases of Class A shares."